UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


              Date of Report (date of earliest event reported):
                                 July 10, 2006


                               Team Finance LLC
            (Exact name of registrant as specified in its charter)


           Delaware                     8099                   20-3818106
(State or other jurisdiction      (Primary Standard         (I.R.S. Employer
    of incorporation or       Industrial Classification    Identification No.)
        organization)               Code Number)


                          Health Finance Corporation
            (Exact name of registrant as specified in its charter)


           Delaware                     8099                   20-3818041
(State or other jurisdiction      (Primary Standard         (I.R.S. Employer
    of incorporation or       Industrial Classification    Identification No.)
        organization)               Code Number)


                               1900 Winston Road
                          Knoxville, Tennessee 37919
                                (800) 342-2898
                      (Address, including zip code, and
                    telephone number, including area code,
                 of registrant's principal executive offices)


                           (Commission File Number)

                                Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     TeamHealth yesterday announced the acquisition of the operations of Florida Acute Care Specialists ("FLACS"), expanding TeamHealth's hospital medicine division to 400 hospitalists serving more than 80 hospitals in the United States. FLACS was established in 1996 to provide comprehensive inpatient resource management to hospitals, skilled nursing facilities, and long-term acute care facilities. The group has more than 100 full-time hospitalists who manage the inpatient care of approximately 100,000 patients a year.


Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

99.1        Press release dated July 10, 2006

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this Report to be signed on their behalf by the undersigned hereunto duly authorized.


                                           TEAM FINANCE LLC
                                           (Registrant)


                                           By: /s/ David P. Jones
                                               ------------------------
                                               Name: David P. Jones
                                               Title: Chief Financial Officer


                                           HEALTH FINANCE CORPORATION
                                           (Registrant)


                                           By: /s/ David P. Jones
                                               ------------------------
                                               Name: David P. Jones
                                               Title: Chief Financial Officer


Date: July 11, 2006

                                 EXHIBIT INDEX



Exhibit No.  Exhibit


99.1         Press release dated July 10, 2006